UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 14, 2004
                                                         ----------------

                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  1-6770                  25-0790410
         --------                  ------                  ----------
     (State or other          (Commission File         (IRS Employer
     jurisdiction                  Number)             Identification No.)
     of incorporation)

    8285 Tournament Drive
          Suite 150
     Memphis, Tennessee                                        38125
    ---------------------                                      -----
    (Address of principal                                     Zip Code
      executive offices)

Registrant's telephone number, including area code:    (901) 753-3200
                                                       --------------

Registrant's Former Name or Address, if changed since last report:  N/A
                                                                    ---

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On October 14, 2004 the Registrant issued a press release announcing earnings for the quarter ended September 25, 2004. A copy of the press release announcing the third quarter 2004 earnings is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

      99.1 Press release, dated October 14, 2004 reporting third quarter 2004 earnings.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on October 14, 2004.

                                   MUELLER INDUSTRIES, INC.

                                   By: /s/ Kent A. McKee
                                       -----------------
                                       Name:  Kent A. McKee
                                       Title: Vice President and Chief
                                              Financial Officer


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

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

      99.1     Press release, dated October 14, 2004.


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